                                 Exhibit 10(a)

                            DeGolyer and MacNaughton
                       4925 Greenville Avenue, Suite 400
                               One Energy Square
                              Dallas, Texas 75206


                                                                 June 21, 2002


Petroleo Brasileiro S.A.
Av. Republica do Chile, 65/1703
Rio de Janeiro--RJ
Brasil 20035-900

Gentlemen:

     We hereby consent to the references to our firm as set forth in the Annual Report on Form 20-F of Petroleo Brasileiro S.A. (Petrobras) for the year ended December 31, 2001. Our estimates of the oil, condensate, and natural gas reserves of certain properties owned by Petrobras are contained in our report entitled "Letter Report as of December 31, 2001 on Reserves of Certain Properties in Brazil with interest owned by Petroleo Brasileiro S.A. SEC Case."


                                                Very truly yours,

                                                /s/ DeGOLYER and MacNAUGHTON